Exhibit 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

(Preliminary)
American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended March 31,		Percentage
	2014	2013	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$4,646	$4,438	5%
Net card fees	674	653	3
Travel commissions and fees	423	437	(3)
Other commissions and fees	618	573	8
Other	501	537	(7)
Total non-interest revenues	6,862	6,638	3
Interest income
Interest on loans	1,711	1,683	2
Interest and dividends on investment securities	46	53	(13)
Deposits with banks and other	19	26	(27)
Total interest income	1,776	1,762	1
Interest expense
Deposits	94	114	(18)
Long-term debt and other	345	405	(15)
Total interest expense	439	519	(15)
Net interest income	1,337	1,243	8
Total revenues net of interest expense	8,199	7,881	4
Provisions for losses
Charge card	215	154	40
Card Member loans	250	243	3
Other	20	19	5
Total provisions for losses	485	416	17
Total revenues net of interest expense after provisions for losses	7,714	7,465	3

Expenses
Marketing and promotion	613	621	(1)
Card Member rewards	1,582	1,520	4
Card Member services and other	222	189	17
Salaries and employee benefits	1,540	1,615	(5)
Professional services	692	716	(3)
Occupancy and equipment	462	472	(2)
Communications	93	96	(3)
Other, net	302	327	(8)
Total	5,506	5,556	(1)
Pretax income	2,208	1,909	16
Income tax provision	776	629	23
Net income	$1,432	$1,280	12
Net income attributable to common shareholders (A)	$1,420	$1,269	12
Effective tax rate	35.1%	32.9%

# - Denotes a variance of more than 100 percent.

(A) Represents net income, less earnings allocated to participating share awards of $12 million and $11 million for the three months ended March 31, 2014 and 2013, respectively.

(Preliminary)
American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	March 31, 2014	December 31, 2013

Assets
Cash & cash equivalents	$21	$19
Accounts receivable	47	47
Investment securities	5	5
Loans	63	67
Other assets	15	15
Total assets	$151	$153

Liabilities and Shareholders' Equity
Customer deposits	$43	$42
Short-term borrowings	3	5
Long-term debt	54	55
Other liabilities	31	32
Total liabilities	131	134

Shareholders' Equity	20	19
Total liabilities and shareholders' equity	$151	$153

(Preliminary)
American Express Company
Financial Summary

(Millions)

	Quarters Ended March 31,		Percentage
	2014	2013	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$4,290	$4,082	5%
International Card Services	1,352	1,317	3
Global Commercial Services	1,194	1,163	3
Global Network & Merchant Services	1,365	1,303	5
	8,201	7,865	4
Corporate & Other	(2)	16	#

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$8,199	$7,881	4

Pretax income (loss)
U.S. Card Services	$1,406	$1,270	11
International Card Services	203	193	5
Global Commercial Services	285	283	1
Global Network & Merchant Services	702	582	21
	2,596	2,328	12
Corporate & Other	(388)	(419)	(7)

PRETAX INCOME	$2,208	$1,909	16

Net income (loss)
U.S. Card Services	$876	$804	9
International Card Services	159	178	(11)
Global Commercial Services	184	191	(4)
Global Network & Merchant Services	443	373	19
	1,662	1,546	8
Corporate & Other	(230)	(266)	(14)

NET INCOME	$1,432	$1,280	12

# - Denotes a variance of more than 100 percent.

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended March 31,		Percentage
	2014	2013	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$1.34	$1.15	17

Average common shares outstanding (millions)	1,060	1,099	(4	) %

DILUTED
Net income attributable to common shareholders	$1.33	$1.15	16

Average common shares outstanding (millions)	1,067	1,106	(4	) %

Cash dividends declared per common share	$0.23	$0.20	15%

Selected Statistical Information

	Quarters Ended March 31,		Percentage
	2014	2013	Inc/(Dec)

Return on average equity (A)	28.3%	23.2%
Return on average common equity (A)	28.1%	23.0%
Return on average tangible common equity (A)	35.4%	29.3%
Common shares outstanding (millions)	1,059	1,098	(4)%
Book value per common share	$18.87	$17.56	7%
Shareholders' equity (billions)	$20.0	$19.3	4%

# - Denotes a variance of more than 100 percent.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)

	Quarters Ended March 31,		Percentage
	2014	2013	Inc/(Dec)
Card billed business (billions) (A):
United States	$159.2	$150.0	6%
Outside the United States	78.9	74.5	6
Total	$238.1	$224.5	6
Total cards-in-force (B):
United States	53.5	52.1	3%
Outside the United States	54.7	51.1	7
Total	108.2	103.2	5
Basic cards-in-force (B):
United States	41.5	40.5	2%
Outside the United States	44.6	41.1	9
Total	86.1	81.6	6

Average discount rate (C)	2.52%	2.52%
Average basic Card Member spending (dollars) (D)	$3,991	$3,905	2%
Average fee per card (dollars) (D)	$40	$40	-
Average fee per card adjusted (dollars) (D)	$45	$44	2

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the issuer is located.

(B)  Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand Card Member accounts that have no out-of-store spend activity during the prior 12 month period.

(C)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D)  Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded was $73 million and $65 million for the quarters ended March 31, 2014 and 2013, respectively. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fees pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarter Ended March 31,		Percentage
	2014	2013	Inc/(Dec)
Worldwide Card Member receivables:
Total receivables	$44.7	$43.4	3%
Loss reserves (millions):
Beginning balance	$386	$428	(10)%
Provisions (A)	215	154	40
Net write-offs (B)	(170)	(178)	(4)
Other (C)	(17)	6	#
Ending balance	$414	$410	1
% of receivables	0.9%	0.9%
Net write-off rate (principal only) - USCS/ICS (D)	1.8%	(F)
Net write-off rate (principal and fees) - USCS/ICS (D)	2.0%	(F)
30 days past due as a % of total - USCS/ICS	1.7%	(F)
Net loss ratio (as a % of charge volume) - GCS	0.09%	0.08%
90 days past billing as a % of total - GCS	0.7%	0.7%

Worldwide Card Member loans:
Total loans	$64.0	$62.3	3%
Loss reserves (millions):
Beginning balance	$1,261	$1,471	(14	) %
Provisions (A)	250	243	3
Net write-offs - principal (B)	(280)	(304)	(8)
Net write-offs - interest and fees (B)	(42)	(38)	11
Other (C)	2	(5)	#
Ending balance	$1,191	$1,367	(13)
Ending reserves - principal	$1,135	$1,316	(14)
Ending reserves - interest and fees	$56	$51	10
% of loans	1.9%	2.2%
% of past due	159%	170%
Average loans	$64.5	$62.8	3%
Net write-off rate (principal only) (D)	1.7%	1.9%
Net write-off rate (principal, interest and fees) (D)	2.0%	2.2%
30 days past due loans as a % of total	1.2%	1.3%
Net interest income divided by average loans (E)	8.4%	8.0%
Net interest yield on Card Member loans (E)	9.5%	9.5%

# - Denotes a variance of more than 100 percent.

(A) Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Consists of principal (resulting from authorized transactions), interest and/or fees, less recoveries.

(C) As of the three months ended March 31, 2014, reserves related to unauthorized transactions are reflected in Other liabilities.  All periods include foreign currency translation adjustments and other items.

(D)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(E)  See Appendix III for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(F) Historically, net  loss ratio as a % of charge volume and 90 days past billings as a % of receivables were presented for ICS and GCS.  As a result of system enhancements, effective March 31, 2014, 30 days past due as a % of total, Net write-off rate (principal only) and Net write-off rate (principal and fees) will be presented for ICS.

(Preliminary)
American Express Company
Consolidated Statements of Income
(Millions)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Revenues
Non-interest revenues
Discount revenue	$4,646	$4,869	$4,659	$4,729	$4,438
Net card fees	674	673	658	647	653
Travel commissions and fees	423	491	490	495	437
Other commissions and fees	618	626	610	605	573
Other	501	569	601	567	537
Total non-interest revenues	6,862	7,228	7,018	7,043	6,638
Interest income
Interest on loans	1,711	1,715	1,698	1,622	1,683
Interest and dividends on investment securities	46	48	48	52	53
Deposits with banks and other	19	19	21	20	26
Total interest income	1,776	1,782	1,767	1,694	1,762
Interest expense
Deposits	94	110	111	107	114
Long-term debt and other	345	353	373	385	405
Total interest expense	439	463	484	492	519
Net interest income	1,337	1,319	1,283	1,202	1,243
Total revenues net of interest expense	8,199	8,547	8,301	8,245	7,881
Provisions for losses
Charge card	215	174	159	161	154
Card Member loans	250	290	248	334	243
Other	20	15	12	23	19
Total provisions for losses	485	479	419	518	416
Total revenues net of interest expense after provisions for losses	7,714	8,068	7,882	7,727	7,465

Expenses
Marketing and promotion	613	809	827	786	621
Card Member rewards	1,582	1,717	1,619	1,601	1,520
Card Member services and other	222	188	197	193	189
Salaries and employee benefits	1,540	1,489	1,544	1,543	1,615
Professional services	692	830	793	763	716
Occupancy and equipment	462	510	462	460	472
Communications	93	97	94	92	96
Other, net	302	448	342	294	327
Total	5,506	6,088	5,878	5,732	5,556
Pretax income	2,208	1,980	2,004	1,995	1,909
Income tax provision	776	672	638	590	629
Net income	$1,432	$1,308	$1,366	$1,405	$1,280
Net income attributable to common shareholders (A)	$1,420	$1,297	$1,354	$1,392	$1,269
Effective tax rate	35.1%	33.9%	31.8%	29.6%	32.9%

(A) Represents net income, less earnings allocated to participating share awards of $12 million for the quarter ended March 31, 2014, $11 million for the quarter ended December 31, 2013, $12 million for the quarter ended September 30, 2013, $13 million for the quarter ended June 30, 2013 and $11 million for the quarter ended March 31, 2013.

(Preliminary)
American Express Company
Financial Summary

(Millions)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Total revenues net of interest expense
U.S. Card Services	$4,290	$4,388	$4,286	$4,239	$4,082
International Card Services	1,352	1,429	1,356	1,299	1,317
Global Commercial Services	1,194	1,238	1,221	1,231	1,163
Global Network & Merchant Services	1,365	1,447	1,379	1,384	1,303
	8,201	8,502	8,242	8,153	7,865
Corporate & Other	(2)	45	59	92	16

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$8,199	$8,547	$8,301	$8,245	$7,881

Pretax income (loss)
U.S. Card Services	$1,406	$1,292	$1,257	$1,175	$1,270
International Card Services	203	108	186	156	193
Global Commercial Services	285	287	341	333	283
Global Network & Merchant Services	702	632	608	647	582
	2,596	2,319	2,392	2,311	2,328
Corporate & Other	(388)	(339)	(388)	(316)	(419)

PRETAX INCOME	$2,208	$1,980	$2,004	$1,995	$1,909

Net income (loss)
U.S. Card Services	$876	$864	$782	$743	$804
International Card Services	159	103	142	208	178
Global Commercial Services	184	182	261	226	191
Global Network & Merchant Services	443	399	391	412	373
	1,662	1,548	1,576	1,589	1,546
Corporate & Other	(230)	(240)	(210)	(184)	(266)

NET INCOME	$1,432	$1,308	$1,366	$1,405	$1,280

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$1.34	$1.22	$1.26	$1.28	$1.15

Average common shares outstanding (millions)	1,060	1,067	1,074	1,090	1,099

DILUTED
Net income attributable to common shareholders	$1.33	$1.21	$1.25	$1.27	$1.15

Average common shares outstanding (millions)	1,067	1,073	1,081	1,097	1,106

Cash dividends declared per common share	$0.23	$0.23	$0.23	$0.23	$0.20

Selected Statistical Information

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Return on average equity (A)	28.3%	27.8%	24.3%	23.6%	23.2%
Return on average common equity (A)	28.1%	27.6%	24.1%	23.4%	23.0%
Return on average tangible common equity (A)	35.4%	34.9%	30.6%	29.7%	29.3%
Common shares outstanding (millions)	1,059	1,064	1,071	1,084	1,098
Book value per common share	$18.87	$18.32	$17.94	$17.57	$17.56
Shareholders' equity (billions)	$20.0	$19.5	$19.2	$19.0	$19.3

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Card billed business (billions) (A):
United States	$159.2	$169.1	$158.2	$159.7	$150.0
Outside the United States	78.9	84.9	78.0	78.0	74.5
Total	$238.1	$254.0	$236.2	$237.7	$224.5
Total cards-in-force (B):
United States	53.5	53.1	52.8	52.5	52.1
Outside the United States	54.7	54.1	52.6	51.8	51.1
Total	108.2	107.2	105.4	104.3	103.2
Basic cards-in-force (B):
United States	41.5	41.1	40.9	40.7	40.5
Outside the United States	44.6	44.0	42.6	41.8	41.1
Total	86.1	85.1	83.5	82.5	81.6

Average discount rate (C)	2.52%	2.48%	2.52%	2.52%	2.52%
Average basic Card Member spending (dollars) (D)	$3,991	$4,292	$4,037	$4,097	$3,905
Average fee per card (dollars) (D)	$40	$41	$40	$40	$40
Average fee per card adjusted (dollars) (D)	$45	$44	$44	$44	$44

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the issuer is located.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand Card Member accounts that have no out-of-store spend activity during the prior 12 month period.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded for these periods was $73 million for the quarter ended March 31, 2014, $64 million for the quarter ended December 31, 2013, $67 million for the quarter ended September 30, 2013, $66 million for the quarter ended June 30, 2013 and $65 million for the quarter ended March 31, 2013. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Worldwide Card Member receivables:
Total receivables	$44.7	$44.2	$43.5	$44.1	$43.4
Loss reserves (millions):
Beginning balance	$386	$396	$386	$410	$428
Provisions (A)	215	174	159	161	154
Net write-offs (B)	(170)	(162)	(149)	(180)	(178)
Other (C)	(17)	(22)	-	(5)	6
Ending balance	$414	$386	$396	$386	$410
% of receivables	0.9%	0.9%	0.9%	0.9%	0.9%
Net write-off rate (principal only) - USCS/ICS (D)	1.8%	(F)	(F)	(F)	(F)
Net write-off rate (principal and fees) - USCS/ICS (D)	2.0%	(F)	(F)	(F)	(F)
30 days past due as a % of total - USCS/ICS	1.7%	(F)	(F)	(F)	(F)
Net loss ratio (as a % of charge volume) - GCS	0.09%	0.08%	0.06%	0.08%	0.08%
90 days past billing as a % of total - GCS	0.7%	0.9%	0.8%	0.7%	0.7%

Worldwide Card Member loans:
Total loans	$64.0	$67.2	$63.0	$63.1	$62.3
Loss reserves (millions):
Beginning balance	$1,261	$1,281	$1,342	$1,367	$1,471
Provisions (A)	250	290	248	334	243
Net write-offs - principal (B)	(280)	(253)	(275)	(309)	(304)
Net write-offs - interest and fees (B)	(42)	(37)	(36)	(39)	(38)
Other (C)	2	(20)	2	(11)	(5)
Ending balance	$1,191	$1,261	$1,281	$1,342	$1,367
Ending reserves - principal	$1,135	$1,212	$1,234	$1,290	$1,316
Ending reserves - interest and fees	$56	$49	$47	$52	$51
% of loans	1.9%	1.9%	2.0%	2.1%	2.2%
% of past due	159%	169%	179%	188%	170%
Average loans	$64.5	$64.4	$63.0	$62.5	$62.8
Net write-off rate (principal only) (D)	1.7%	1.6%	1.7%	2.0%	1.9%
Net write-off rate (principal, interest and fees) (D)	2.0%	1.8%	2.0%	2.2%	2.2%
30 days past due loans as a % of total	1.2%	1.1%	1.1%	1.1%	1.3%
Net interest income divided by average loans (E)	8.4%	8.1%	8.1%	7.7%	8.0%
Net interest yield on Card Member loans (E)	9.5%	9.3%	9.4%	9.1%	9.5%

(A)  Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Consists of principal (resulting from authorized transactions), interest and/or fees, less recoveries.

(C) As of the three months ended March 31, 2014, reserves related to unauthorized transactions are reflected in Other liabilities.  All periods include foreign currency translation adjustments and other items.

(D)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(E)  See Appendix III for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(F) Historically, net  loss ratio as a % of charge volume and 90 days past billings as a % of receivables were presented for ICS and GCS.  As a result of system enhancements, effective March 31, 2014, 30 days past due as a % of total, Net write-off rate (principal only) and Net write-off rate (principal and fees) will be presented for ICS.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended March 31,		Percentage
	2014	2013	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$3,017	$2,878	5%
Interest income	1,423	1,386	3
Interest expense	150	182	(18)
Net interest income	1,273	1,204	6
Total revenues net of interest expense	4,290	4,082	5
Provisions for losses	342	290	18
Total revenues net of interest expense after provisions for losses	3,948	3,792	4
Expenses
Marketing, promotion, rewards, Card Member services and other	1,582	1,545	2
Salaries and employee benefits and other operating expenses	960	977	(2)
Total	2,542	2,522	1
Pretax segment income	1,406	1,270	11
Income tax provision	530	466	14
Segment income	$876	$804	9
Effective tax rate	37.7%	36.7%

# - Denotes a variance of more than 100 percent.

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended March 31,		Percentage
	2014	2013	Inc/(Dec)

Card billed business	$124.3	$116.7	7%
Total cards-in-force (millions)	44.1	42.5	4%
Basic cards-in-force (millions)	32.8	31.7	3%
Average basic Card Member spending (dollars)	$3,805	$3,709	3%

U.S. Consumer Travel:
Travel sales (millions)	$974	$1,044	(7)%
Travel commissions and fees/sales	6.5%	6.4%

Total segment assets	$98.9	$97.8	1%
Segment capital (millions) (A)	$9,743	$9,073	7%
Return on average segment capital (B)	35.6%	29.2%
Return on average tangible segment capital (B)	36.9%	30.4%

Card Member receivables:
Total receivables	$20.7	$20.4	1%
30 days past due as a % of total	1.8%	1.9%
Average receivables	$20.6	$20.0	3%
Net write-off rate (principal only) (C)	1.8%	2.0%
Net write-off rate (principal and fees) (C)	2.0%	2.2%

Card Member loans:
Total loans	$55.8	$53.6	4%
30 days past due loans as a % of total	1.1%	1.2%
Average loans	$56.1	$54.0	4%
Net write-off rate (principal only) (C)	1.7%	2.0%
Net write-off rate (principal, interest and fees) (C)	1.9%	2.2%
Net interest income divided by average loans (D)	9.2%	9.0%
Net interest yield on Card Member loans (D)	9.4%	9.4%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Revenues
Discount revenue, net card fees and other	$3,017	$3,132	$3,050	$3,063	$2,878
Interest income	1,423	1,417	1,408	1,354	1,386
Interest expense	150	161	172	178	182
Net interest income	1,273	1,256	1,236	1,176	1,204
Total revenues net of interest expense	4,290	4,388	4,286	4,239	4,082
Provisions for losses	342	319	285	356	290
Total revenues net of interest expense after provisions for losses	3,948	4,069	4,001	3,883	3,792
Expenses
Marketing, promotion, rewards, Card Member services and other	1,582	1,789	1,756	1,735	1,545
Salaries and employee benefits and other operating expenses	960	988	988	973	977
Total	2,542	2,777	2,744	2,708	2,522
Pretax segment income	1,406	1,292	1,257	1,175	1,270
Income tax provision	530	428	475	432	466
Segment income	$876	$864	$782	$743	$804
Effective tax rate	37.7%	33.1%	37.8%	36.8%	36.7%

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Card billed business	$124.3	$134.1	$124.6	$125.6	$116.7
Total cards-in-force (millions)	44.1	43.7	43.4	42.9	42.5
Basic cards-in-force (millions)	32.8	32.5	32.2	31.9	31.7
Average basic Card Member spending (dollars)	$3,805	$4,138	$3,882	$3,954	$3,709

U.S. Consumer Travel:
Travel sales	$1.0	$0.9	$0.9	$1.2	$1.0
Travel commissions and fees/sales	6.5%	7.4%	7.9%	6.7%	6.4%

Total segment assets	$98.9	$103.5	$95.2	$96.5	$97.8
Segment capital (A)	$9.7	$9.3	$9.1	$8.7	$9.1
Return on average segment capital (B)	35.6%	35.6%	30.8%	29.9%	29.2%
Return on average tangible segment capital (B)	36.9%	37.0%	32.0%	31.2%	30.4%

Card Member receivables:
Total receivables	$20.7	$21.8	$20.3	$20.9	$20.4
30 days past due as a % of total	1.8%	1.6%	1.7%	1.6%	1.9%
Average receivables	$20.6	$21.2	$20.5	$20.5	$20.0
Net write-off rate (principal only) (C)	1.8%	1.5%	1.4%	1.9%	2.0%
Net write-off rate (principal and fees) (C)	2.0%	1.7%	1.6%	2.1%	2.2%

Card Member loans:
Total loans	$55.8	$58.4	$54.5	$54.6	$53.6
30 days past due loans as a % of total	1.1%	1.1%	1.1%	1.1%	1.2%
Average loans	$56.1	$55.8	$54.7	$54.0	$54.0
Net write-off rate (principal only) (C)	1.7%	1.5%	1.7%	2.0%	2.0%
Net write-off rate (principal, interest and fees) (C)	1.9%	1.7%	1.9%	2.2%	2.2%
Net interest income divided by average loans (D)	9.2%	8.9%	9.0%	8.7%	9.0%
Net interest yield on Card Member loans (D)	9.4%	9.2%	9.3%	9.1%	9.4%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended March 31,		Percentage
	2014	2013	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,157	$1,124	3%
Interest income	277	290	(4)
Interest expense	82	97	(15)
Net interest income	195	193	1
Total revenues net of interest expense	1,352	1,317	3
Provisions for losses	87	81	7
Total revenues net of interest expense after provisions for losses	1,265	1,236	2
Expenses
Marketing, promotion, rewards, Card Member services and other	496	452	10
Salaries and employee benefits and other operating expenses	566	591	(4)
Total	1,062	1,043	2
Pretax segment income	203	193	5
Income tax provision	44	15	#
Segment income	$159	$178	(11)
Effective tax rate	21.7%	7.8%

# - Denotes a variance of more than 100 percent.

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended March 31,		Percentage
	2014	2013	Inc/(Dec)

Card billed business	$31.9	$31.3	2%
Total cards-in-force (millions)	15.7	15.6	1%
Basic cards-in-force (millions)	10.9	10.6	3%
Average basic Card Member spending (dollars)	$2,942	$2,961	(1)%

International Consumer Travel:
Travel sales (millions)	$353	$340	4
Travel commissions and fees/sales	6.2%	6.8%

Total segment assets	$30.4	$31.1	(2)%
Segment capital (millions) (A)	$3,019	$2,981	1%
Return on average segment capital (B)	20.0%	20.9%
Return on average tangible segment capital (B)	36.8%	40.3%

Card Member receivables:
Total receivables	$7.2	$7.1	1
30 days past billing as a % of total	1.4%	(E)
Net write-off rate (principal only) (C)	1.9%	(E)
Net write-off rate (principal and fees) (C)	2.0%	(E)
90 days past billing as a % of total	(E)	1.1%
Net loss ratio (as a % of charge volume)	(E)	0.18%

Card Member loans:
Total loans	$8.2	$8.6	(5)%
30 days past due loans as a % of total	1.7%	1.7%
Average loans	$8.3	$8.8	(6)%
Net write-off rate (principal only) (C)	2.2%	1.8%
Net write-off rate (principal, interest and fees) (C)	2.7%	2.3%
Net interest income divided by average loans (D)	9.5%	8.9%
Net interest yield on Card Member loans (D)	10.1%	10.0%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(E) Historically, net  loss ratio as a % of charge volume and 90 days past billings as a % of receivables were presented.  As a result of system enhancements, effective March 31, 2014, 30 days past due as a % of total, Net write-off rate (principal only) and Net write-off rate (principal and fees) will be presented.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Revenues
Discount revenue, net card fees and other	$1,157	$1,229	$1,161	$1,130	$1,124
Interest income	277	288	281	259	290
Interest expense	82	88	86	90	97
Net interest income	195	200	195	169	193
Total revenues net of interest expense	1,352	1,429	1,356	1,299	1,317
Provisions for losses	87	110	96	101	81
Total revenues net of interest expense after provisions for losses	1,265	1,319	1,260	1,198	1,236
Expenses
Marketing, promotion, rewards, Card Member services and other	496	585	498	478	452
Salaries and employee benefits and other operating expenses	566	626	576	564	591
Total	1,062	1,211	1,074	1,042	1,043
Pretax segment income	203	108	186	156	193
Income tax provision/(benefit)	44	5	44	(52)	15
Segment income	$159	$103	$142	$208	$178
Effective tax rate	21.7%	4.6%	23.7%	-33.3%	7.8%

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Card billed business	$31.9	$35.5	$32.5	$32.3	$31.3
Total cards-in-force (millions)	15.7	15.7	15.5	15.6	15.6
Basic cards-in-force (millions)	10.9	10.7	10.6	10.6	10.6
Average basic Card Member spending (dollars)	$2,942	$3,336	$3,076	$3,058	$2,961

International Consumer Travel:
Travel sales	$0.4	$0.4	$0.4	$0.4	$0.3
Travel commissions and fees/sales	6.2%	7.1%	7.0%	6.8%	6.8%

Total segment assets	$30.4	$31.1	$30.4	$29.7	$31.1
Segment capital (A)	$3.0	$3.1	$3.1	$3.1	$3.0
Return on average segment capital (B)	20.0%	20.9%	20.8%	21.9%	20.9%
Return on average tangible segment capital (B)	36.8%	38.8%	39.1%	41.7%	40.3%

Card Member receivables:
Total receivables	$7.2	$7.8	$7.2	$7.2	$7.1
30 days past billing as a % of total	1.4%	(E)	(E)	(E)	(E)
Net write-off rate (principal only) (C)	1.9%	(E)	(E)	(E)	(E)
Net write-off rate (principal and fees) (C)	2.0%	(E)	(E)	(E)	(E)
90 days past billing as a % of total	(E)	1.1%	1.1%	1.1%	1.1%
Net loss ratio (as a % of charge volume)	(E)	0.19%	0.21%	0.21%	0.18%

Card Member loans:
Total loans	$8.2	$8.8	$8.4	$8.4	$8.6
30 days past due loans as a % of total	1.7%	1.4%	1.5%	1.6%	1.7%
Average loans	$8.3	$8.5	$8.3	$8.5	$8.8
Net write-off rate (principal only) (C)	2.2%	1.8%	1.9%	1.9%	1.8%
Net write-off rate (principal, interest and fees) (C)	2.7%	2.2%	2.4%	2.4%	2.3%
Net interest income divided by average loans (D)	9.5%	9.3%	9.3%	8.0%	8.9%
Net interest yield on Card Member loans (D)	10.1%	10.0%	10.4%	9.2%	10.0%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(E) Historically, net  loss ratio as a % of charge volume and 90 days past billings as a % of receivables were presented.  As a result of system enhancements, effective March 31, 2014, 30 days past due as a % of total, Net write-off rate (principal only) and Net write-off rate (principal and fees) will be presented.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended March 31,		Percentage
	2014	2013	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,249	$1,220	2%
Interest income	4	3	33
Interest expense	59	60	(2)
Net interest expense	(55)	(57)	(4)
Total revenues net of interest expense	1,194	1,163	3
Provisions for losses	38	28	36
Total revenues net of interest expense after provisions for losses	1,156	1,135	2
Expenses
Marketing, promotion, rewards, Card Member services and other	166	150	11
Salaries and employee benefits and other operating expenses	705	702	-
Total	871	852	2
Pretax segment income	285	283	1
Income tax provision	101	92	10
Segment income	$184	$191	(4)
Effective tax rate	35.4%	32.5%

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended March 31,		Percentage
	2014	2013	Inc/(Dec)

Card billed business	$45.5	$42.8	6%
Total cards-in-force (millions)	7.1	7.0	1
Basic cards-in-force (millions)	7.1	7.0	1
Average basic Card Member spending (dollars)	$6,429	$6,105	5%

Global Corporate Travel:
Travel sales (millions)	$4,698	$4,653	1%
Travel commissions and fees/sales	7.2%	7.4%

Total segment assets	$21.6	$20.5	5%
Segment capital (millions) (A)	$3,786	$3,636	4%
Return on average segment capital (B)	23.2%	18.0%
Return on average tangible segment capital (B)	44.4%	35.2%

Card Member receivables:
Total receivables	$16.6	$15.7	6%
90 days past billing as a % of total	0.7%	0.7%
Net loss ratio (as a % of charge volume)	0.09%	0.08%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Revenues
Discount revenue, net card fees and other	$1,249	$1,298	$1,277	$1,290	$1,220
Interest income	4	4	3	3	3
Interest expense	59	64	59	62	60
Net interest expense	(55)	(60)	(56)	(59)	(57)
Total revenues net of interest expense	1,194	1,238	1,221	1,231	1,163
Provisions for losses	38	36	29	36	28
Total revenues net of interest expense after provisions for losses	1,156	1,202	1,192	1,195	1,135
Expenses
Marketing, promotion, rewards, Card Member services and other	166	162	148	144	150
Salaries and employee benefits and other operating expenses	705	753	703	718	702
Total	871	915	851	862	852
Pretax segment income	285	287	341	333	283
Income tax provision	101	105	80	107	92
Segment income	$184	$182	$261	$226	$191
Effective tax rate	35.4%	36.6%	23.5%	32.1%	32.5%

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Card billed business	$45.5	$45.0	$43.2	$44.4	$42.8
Total cards-in-force (millions)	7.1	7.1	7.1	7.0	7.0
Basic cards-in-force (millions)	7.1	7.1	7.1	7.0	7.0
Average basic Card Member spending (dollars)	$6,429	$6,361	$6,139	$6,317	$6,105

Global Corporate Travel:
Travel sales	$4.7	$4.8	$4.5	$5.0	$4.7
Travel commissions and fees/sales	7.2%	8.3%	8.8%	7.9%	7.4%

Total segment assets	$21.6	$19.2	$20.5	$20.5	$20.5
Segment capital (A)	$3.8	$3.7	$3.6	$3.7	$3.6
Return on average segment capital (B)	23.2%	23.6%	20.4%	18.3%	18.0%
Return on average tangible segment capital (B)	44.4%	45.8%	39.9%	35.9%	35.2%

Card Member receivables:
Total receivables	$16.6	$14.4	$15.9	$15.9	$15.7
90 days past billing as a % of total	0.7%	0.9%	0.8%	0.7%	0.7%
Net loss ratio (as a % of charge volume)	0.09%	0.08%	0.06%	0.08%	0.08%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended March 31,		Percentage
	2014	2013	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,293	$1,234	5%
Interest income	10	7	43
Interest expense	(62)	(62)	-
Net interest income	72	69	4
Total revenues net of interest expense	1,365	1,303	5
Provisions for losses	16	19	(16)
Total revenues net of interest expense after provisions for losses	1,349	1,284	5
Expenses
Marketing, promotion, rewards, Card Member services and other	156	158	(1)
Salaries and employee benefits and other operating expenses	491	544	(10)
Total	647	702	(8)
Pretax segment income	702	582	21
Income tax provision	259	209	24
Segment income	$443	$373	19
Effective tax rate	36.9%	35.9%

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended March 31,		Percentage
	2014	2013	Inc/(Dec)

Global Card billed business (A)	$238.1	$224.5	6%

Global Network & Merchant Services:
Total segment assets	$18.3	$22.0	(17)%
Segment capital (millions) (B)	$1,931	$2,068	(7)%
Return on average segment capital (C)	81.2%	69.1%
Return on average tangible segment capital (C)	89.7%	76.4%

Global Network Services:
Card billed business	$36.6	$33.2	10%
Total cards-in-force (millions)	41.3	38.1	8%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Revenues
Discount revenue, fees and other	$1,293	$1,373	$1,309	$1,313	$1,234
Interest income	10	9	8	8	7
Interest expense	(62)	(65)	(62)	(63)	(62)
Net interest income	72	74	70	71	69
Total revenues net of interest expense	1,365	1,447	1,379	1,384	1,303
Provisions for losses	16	14	13	21	19
Total revenues net of interest expense after provisions for losses	1,349	1,433	1,366	1,363	1,284
Expenses
Marketing, promotion, rewards, Card Member services and other	156	158	200	188	158
Salaries and employee benefits and other operating expenses	491	643	558	528	544
Total	647	801	758	716	702
Pretax segment income	702	632	608	647	582
Income tax provision	259	233	217	235	209
Segment income	$443	$399	$391	$412	$373
Effective tax rate	36.9%	36.9%	35.7%	36.3%	35.9%

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Global Card billed business (A)	$238.1	$254.0	$236.2	$237.7	$224.5

Global Network & Merchant Services:
Total segment assets	$18.3	$17.1	$17.8	$22.6	$22.0
Segment capital (B)	$1.9	$2.0	$2.0	$2.1	$2.1
Return on average segment capital (C)	81.2%	76.8%	73.4%	71.0%	69.1%
Return on average tangible segment capital (C)	89.7%	84.9%	81.1%	78.4%	76.4%

Global Network Services:
Card billed business	$36.6	$39.3	$35.9	$35.8	$33.2
Total cards-in-force (millions)	41.3	40.7	39.4	38.8	38.1

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)

	For the Twelve Months Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

ROE

Net income	$5,511	$5,359	$4,688	$4,572	$4,506
Average shareholders' equity	$19,442	$19,254	$19,289	$19,372	$19,426
Return on average equity (A)	28.3%	27.8%	24.3%	23.6%	23.2%

Reconciliation of ROCE and ROTCE

Net income	$5,511	$5,359	$4,688	$4,572	$4,506
Earnings allocated to participating share awards and other	48	47	43	45	46
Net income attributable to common shareholders	$5,463	$5,312	$4,645	$4,527	$4,460

Average shareholders' equity	$19,442	$19,254	$19,289	$19,372	$19,426
Average common shareholders' equity	$19,442	$19,254	$19,289	$19,372	$19,426
Average goodwill and other intangibles	4,012	4,055	4,091	4,128	4,181
Average tangible common shareholders' equity	$15,430	$15,199	$15,198	$15,244	$15,245
Return on average common equity (A)	28.1%	27.6%	24.1%	23.4%	23.0%
Return on average tangible common equity (B)	35.4%	34.9%	30.6%	29.7%	29.3%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity, a non-GAAP measure, is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity, a non-GAAP measure, excludes from average total shareholders' equity, average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II

(Millions)

	For the Twelve Months Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

U.S. Card Services
Segment income	$3,265	$3,193	$2,752	$2,669	$2,644
Average segment capital	$9,180	$8,974	$8,940	$8,921	$9,053
Average goodwill and other intangibles	323	334	345	357	368
Average tangible segment capital	$8,857	$8,640	$8,595	$8,564	$8,685
Return on average segment capital (A)	35.6%	35.6%	30.8%	29.9%	29.2%
Return on average tangible segment capital (A)	36.9%	37.0%	32.0%	31.2%	30.4%

International Card Services
Segment income	$612	$631	$623	$645	$615
Average segment capital	$3,053	$3,024	$2,990	$2,946	$2,937
Average goodwill and other intangibles	1,389	1,396	1,398	1,398	1,412
Average tangible segment capital	$1,664	$1,628	$1,592	$1,548	$1,525
Return on average segment capital (A)	20.0%	20.9%	20.8%	21.9%	20.9%
Return on average tangible segment capital (A)	36.8%	38.8%	39.1%	41.7%	40.3%

Global Commercial Services
Segment income	$853	$860	$743	$665	$658
Average segment capital	$3,679	$3,647	$3,637	$3,639	$3,663
Average goodwill and other intangibles	1,759	1,768	1,775	1,785	1,796
Average tangible segment capital	$1,920	$1,879	$1,862	$1,854	$1,867
Return on average segment capital (A)	23.2%	23.6%	20.4%	18.3%	18.0%
Return on average tangible segment capital (A)	44.4%	45.8%	39.9%	35.9%	35.2%

Global Network & Merchant Services
Segment income	$1,645	$1,575	$1,530	$1,499	$1,459
Average segment capital	$2,026	$2,050	$2,084	$2,111	$2,110
Average goodwill and other intangibles	193	195	197	199	201
Average tangible segment capital	$1,833	$1,855	$1,887	$1,912	$1,909
Return on average segment capital (A)	81.2%	76.8%	73.4%	71.0%	69.1%
Return on average tangible segment capital (A)	89.7%	84.9%	81.1%	78.4%	76.4%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital, a non-GAAP measure, is computed in the same manner as return on average segment capital except the computation of average tangible segment capital, a non-GAAP measure, excludes average goodwill and other intangibles.  The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Net Interest Yield on Card Member Loans
Appendix III

(Millions)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013

Net interest income	$1,337	$1,319	$1,283	$1,202	$1,243

Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$263	$279	$296	$295	$311

Interest income not attributable to the Company's Card Member loan portfolio	$(88)	$(91)	$(87)	$(88)	$(95)

Adjusted net interest income (A)	$1,512	$1,507	$1,492	$1,409	$1,459

Average loans (billions)	$64.5	$64.4	$63.0	$62.5	$62.8

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of Card Member loans, and other (billions)	$(0.2)	$(0.2)	$(0.2)	$(0.3)	$(0.3)

Adjusted average loans (billions) (B)	$64.3	$64.2	$62.8	$62.2	$62.5

Net interest income divided by average loans (C)	8.4%	8.1%	8.1%	7.7%	8.0%
Net interest yield on Card Member loans (D)	9.5%	9.3%	9.4%	9.1%	9.5%

(A)  Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's Card Member loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's Card Member loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(B)  Adjusted average loans, a non-GAAP measure, represents average Card Member loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of Card Member loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on Card Member loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(D)  Net interest yield on Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on Card Member loans includes interest that is deemed uncollectible. For all presentations of net interest yield on Card Member loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - Card Member loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(Preliminary)
U. S. Card Services and International Card Services
Net Interest Yield on Card Member Loans
Appendix IV

(Millions)

	Quarters Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
USCS:
Net interest income	$1,273	$1,256	$1,236	$1,176	$1,204

Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$39	$43	$45	$47	$48

Interest income not attributable to the Company's Card Member loan portfolio	$(3)	$(2)	$(3)	$(2)	$(2)

Adjusted net interest income (A)	$1,309	$1,297	$1,278	$1,221	$1,250

Average loans (billions)	$56.1	$55.8	$54.7	$54.0	$54.0

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of Card Member loans (billions)	$0.1	$-	$-	$-	$-

Adjusted average loans (billions) (B)	$56.2	$55.8	$54.7	$54.0	$54.0

Net interest income divided by average loans (C)	9.2%	8.9%	9.0%	8.7%	9.0%
Net interest yield on Card Member loans (D)	9.4%	9.2%	9.3%	9.1%	9.4%

ICS:
Net interest income	$195	$200	$195	$169	$193

Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$18	$21	$23	$26	$23

Interest income not attributable to the Company's Card Member loan portfolio	$(10)	$(11)	$(6)	$(5)	$(7)

Adjusted net interest income (A)	$203	$210	$212	$190	$209

Average loans (billions)	$8.3	$8.5	$8.3	$8.5	$8.8

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of Card Member loans, and other (billions)	$(0.2)	$(0.2)	$(0.2)	$(0.2)	$(0.3)

Adjusted average loans (billions) (B)	$8.1	$8.3	$8.1	$8.3	$8.5

Net interest income divided by average loans (C)	9.5%	9.3%	9.3%	8.0%	8.9%
Net interest yield on Card Member loans (D)	10.1%	10.0%	10.4%	9.2%	10.0%

(A)  Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's Card Member loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's Card Member loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(B)  Adjusted average loans, a non-GAAP measure, represents average Card Member loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of Card Member loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on Card Member loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(D)  Net interest yield on Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on Card Member loans includes interest that is deemed uncollectible. For all presentations of net interest yield on Card Member loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - Card Member loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.